Exhibit 10.247

MANAGEMENT FEE SUBORDINATION AGREEMENT

Dated:  December 20, 2012

To:                             Gemino Healthcare Finance, LLC

One International Plaza

Suite 220

Philadelphia, PA 19113

To induce GEMINO HEALTHCARE FINANCE, LLC, a Delaware limited liability company (together with its successors and assigns, “Lender”), to establish credit facilities for making loans and extending credit from time to time for the benefit of LIVING CENTER, LLC, a Georgia limited liability company (“Living Center”), KENMETAL, LLC, a Georgia limited liability company (“Kenmetal”), SENIOR NH, LLC, a Georgia limited liability company (“Senior NH”), BAN NH, LLC, a Georgia limited liability company (“Ban NH”), and OAK LAKE, LLC, a Georgia limited liability company (“Oak Lake”; Living Center, Kenmetal, Senior NH, Ban NH and Oak Lake, together with each of their successors and permitted assigns, are individually and collectively referred to herein as “Borrower”), pursuant to the terms of that certain Credit Agreement dated of even date herewith among Borrower, such other Persons joined thereto as a Borrower from time and Lender (as hereafter amended, restated, supplemented or replaced from time to time, the “Credit Agreement”), ADCARE OKLAHOMA MANAGEMENT, LLC, a Georgia limited liability company (together with its successors and assigns, the “Undersigned”), hereby agrees as follows:

1.                                      The payment of any and all Subordinated Debt is expressly subordinated to the Senior Debt to the extent and in the manner set forth in this Management Fee Subordination Agreement (this “Subordination Agreement”).  The term “Subordinated Debt” means the obligations owing by Borrower to the Undersigned pursuant to the terms and conditions of that certain Management Agreement dated September 19, 2011 by and among Borrower and the Undersigned (the “Management Agreement”).  Neither the Undersigned nor Borrower shall amend or modify the Management Agreement in any manner adverse to Lender without the prior written consent of Lender.  The term “Senior Debt” means any and all Obligations of Borrower to Lender under, in connection with, or in any way related to (including debtor-in-possession financing), the Credit Agreement (including, without limitation, any interest accruing thereon after maturity or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding).  Capitalized terms not defined herein shall have the meaning set forth in the Credit Agreement.

2.                                      As long as no Event of Default or Unmatured Event of Default has occurred and is continuing, and if no Event of Default or Unmatured Event of Default would result from the making of any such payments, Borrower may pay and the Undersigned may accept the fees payable by Borrower to the Undersigned pursuant to the Management Agreement (the “Management Fees”).  Notwithstanding the foregoing, upon the occurrence of an Event of Default or an Unmatured Event of Default, Borrower shall not make and the Undersigned shall not receive any of the Management Fees without Lender’s prior written consent.

3.                                      Any payments on the Subordinated Debt received by the Undersigned, other than as expressly permitted in Section 2 above, shall be held in trust for Lender and the Undersigned will forthwith turn over any such payments in the form received, properly endorsed, to Lender to be applied to the Senior Debt as determined by Lender.

4.                                      The Undersigned agrees that it will not make any assertion or claim in any action, suit or proceeding of any nature whatsoever in any way challenging the priority, validity or effectiveness of the liens and security interests granted to Lender under and in connection with the Credit Agreement, or any amendment, extension, replacement thereof or related agreement, instrument or document between Lender and Borrower.

5.                                      At no time will the Undersigned commence any action or proceeding against any Borrower to recover all or any part of the Subordinated Debt not paid when due and the Undersigned shall not join with any creditor, in bringing any proceeding against any Borrower under any liquidation, conservatorship, bankruptcy, reorganization, rearrangement, or other insolvency law now or hereafter existing, unless and until the Senior Debt shall be Paid in Full.  The term “Paid in Full” means the indefeasible payment in full in cash of all Senior Debt and the irrevocable termination of all commitments to lend or otherwise extend credit under the Credit Agreement.  Subject to the foregoing, the Undersigned may accelerate the amount of the Subordinated Debt upon the occurrence of (i) the acceleration of the Senior Debt; and (ii) the filing of a petition under the United States Bankruptcy Code by any Borrower.

6.                                      In the event of any liquidation, conservatorship, bankruptcy, reorganization, rearrangement, or other insolvency proceeding of any Borrower, the Undersigned will, at Lender’s request, file any claims, proofs of claim, or other instruments of similar character necessary to enforce the obligations of Borrower in respect of the Subordinated Debt and will hold in trust for Lender and pay over to Lender in the same form received, to be applied on the Senior Debt as determined by Lender, any and all money, dividends or other assets received in any such proceedings on account of the Subordinated Debt, unless and until the Senior Debt shall be Paid in Full, including, without limitation, interest owing to Lender after the commencement of a bankruptcy proceeding at the rate specified in the Credit Agreement, whether or not such interest is an allowable claim in any such proceeding.  Lender may, as attorney-in-fact for the Undersigned, take such action on behalf of the Undersigned, and the Undersigned hereby appoints Lender as attorney-in-fact for the Undersigned to demand, sue for, collect, and receive any and all such money, dividends or other assets and give acquittance therefore and to file any claim, proof of claim or other instrument of similar character and to take such other proceedings in Lender’s name or in the name

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of the Undersigned, as Lender may deem necessary or advisable for the enforcement of this Subordination Agreement.  The Undersigned will execute and deliver to Lender such other and further powers of attorney or other instruments as Lender reasonably may request in order to accomplish the foregoing.

7.                                      Lender may at any time and from time to time, without the consent of or notice to the Undersigned, without incurring responsibility to the Undersigned and without impairing or releasing any of Lender’s rights, or any of the obligations of the Undersigned hereunder:

(a)                                 Change the amount, manner, place or terms of payment or change or extend the time of payment of or renew or alter the Senior Debt, or any part thereof, or amend, supplement or replace the Credit Agreement and/or any notes executed in connection therewith in any manner or enter into or amend, supplement or replace in any manner any other agreement relating to the Senior Debt;

(b)                                 Sell, exchange, release or otherwise deal with all or any part of any property at any time pledged or mortgaged by any party to secure or securing the Senior Debt or any part thereof;

(c)                                  Release anyone liable in any manner for the payment or collection of the Senior Debt;

(d)                                 Exercise or refrain from exercising any rights against any Borrower or others (including the Undersigned); and

(e)                                  Apply sums paid by any party to the Senior Debt in any order or manner as determined by Lender.

8.                                      The Undersigned shall advise each future assignee of all or any part of the Subordinated Debt that the Subordinated Debt is subordinated to the Senior Debt in the manner and to the extent provided herein.  The Undersigned represents that no part of the Subordinated Debt or any instrument evidencing the same has been transferred or assigned, and the Undersigned will not transfer or assign, except to Lender, any part of the Subordinated Debt while any Senior Debt remains outstanding, unless such transfer or assignment is made expressly subject to this Subordination Agreement.  Upon Lender’s request, the Undersigned will place on the Management Agreement a legend in such form as Lender may determine to the effect that the indebtedness evidenced thereby is subordinated and subject to the prior payment in full of all Senior Debt pursuant to this Subordination Agreement, as well as deliver all such instruments to Lender.

9.                                      This Subordination Agreement contains the entire agreement between the parties regarding the subject matter hereof and may be amended, supplemented or modified only by written instrument executed by Lender and the Undersigned.

10.                               The Undersigned represents and warrants that neither the execution or delivery of this Subordination Agreement nor fulfillment of nor compliance with the terms and provisions hereof will conflict with, or result in a breach of the terms, conditions, or provisions of or constitute a

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default under any agreement or instrument to which the Undersigned or any of the Undersigned’s assets is now subject.

11.                               Any notice of acceptance of this Subordination Agreement is hereby waived.

12.                               This Subordination Agreement may be assigned by Lender in whole or in part in connection with any assignment or transfer of any portion of the Senior Debt.

13.                               This Subordination Agreement shall be binding upon the Undersigned, and the Undersigned’s successors, representatives and assigns.

14.                               Except as provided in Section 2 above, each Borrower agrees that it will not make any payment on any of the Management Fees or take any other action in contravention of the provisions of this Subordination Agreement.

15.                               GOVERNING LAW.  THIS SUBORDINATION AGREEMENT, AND ALL MATTERS ARISING OUT OF OR RELATING TO THIS SUBORDINATION AGREEMENT, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAWS, AND SHALL BE CONSTRUED WITHOUT THE AID OF ANY CANON, CUSTOM OR RULE OF LAW REQUIRING CONSTRUCTION AGAINST THE DRAFTSMAN.

16.                               CONSENT TO JURISDICTION.  THE UNDERSIGNED, EACH BORROWER AND LENDER HEREBY IRREVOCABLY CONSENT TO THE NONEXCLUSIVE JURISDICTION OF, AND VENUE IN, ANY STATE OR FEDERAL COURT LOCATED IN THE COMMONWEALTH OF PENNSYLVANIA IN ANY AND ALL ACTIONS AND PROCEEDINGS WHETHER ARISING HEREUNDER OR UNDER ANY OTHER AGREEMENT OR UNDERTAKING.  EACH BORROWER AND THE UNDERSIGNED WAIVE ANY OBJECTION TO IMPROPER VENUE AND FORUM NON-CONVENIENS TO PROCEEDINGS IN ANY SUCH COURT OR COURTS AND ALL RIGHTS TO TRANSFER FOR ANY REASON.  THE UNDERSIGNED AND EACH BORROWER IRREVOCABLY AGREE TO SERVICE OF PROCESS BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED TO THE ADDRESS OF THE APPROPRIATE PARTY SET FORTH HEREIN.

17.                               WAIVER OF JURY TRIAL.  THE UNDERSIGNED, EACH BORROWER AND LENDER HEREBY WAIVE ANY AND ALL RIGHTS IT MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION COMMENCED BY OR AGAINST LENDER WITH RESPECT TO RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO, WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE.

[Remainder of Page Intentionally Left Blank]

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Signature Page to Management Fee Subordination Agreement

Dated as of the date first written above.

UNDERSIGNED:	ADCARE OKLAHOMA MANAGEMENT, LLC

	By:	/s/ Boyd P. Gentry
Boyd P. Gentry, Manager

Address for Notices:
1145 Hembree Road
Roswell, Georgia 30076
Attn: Manager

Signature Page to Management Fee Subordination Agreement

Intending to be legally bound, each of the following consents and agrees to the terms of this Subordination Agreement as of the date first above written:

BORROWER:	LIVING CENTER, LLC
KENMETAL, LLC
SENIOR NH, LLC
BAN NH, LLC
OAK LAKE, LLC

	By:	/s/ Christopher F. Brogdon
Christopher F. Brogdon, Manager

Address for notices to Borrower:

Two Buckhead Plaza

3050 Peachtree Road NW

Suite 355

Atlanta, GA 30305

Fax No.:  (937) 964-8222

With a copy to:

AdCare Oklahoma Management, LLC

1145 Hembree Road

Roswell, Georgia 30076

Attn:  Manager

Fax No.:  (        )       -

Signature Page to Management Fee Subordination Agreement

Agreed to and Acknowledged:

LENDER:	GEMINO HEALTHCARE FINANCE, LLC

	By:	/s/ Jeffrey M. Joslin
Jeffrey M. Joslin, Senior Portfolio Manager

Address for notices to Lender:

Gemino Healthcare Finance, LLC

1 International Plaza, Suite 220

Philadelphia, Pennsylvania 19113

Attn:  Thomas Schneider

Fax:  (610) 870-5401